UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Diamond Hill Financial Trends Fund, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

January __, 2013

Dear Fellow Shareholder:

We invite you to attend a Special Meeting of Shareholders of Diamond Hill Financial Trends Fund, Inc. (the “Fund”), which will be held on February 28, 2013 at 1:00 p.m. Eastern Time, at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Details of the business to be conducted at the special meeting are given in the the Proxy Statement.

The purpose of the meeting is to seek shareholder approval of the liquidation and dissolution of the Fund (the “Liquidation”) pursuant to the Fund’s Plan of Liquidation and Dissolution (the “Plan of Liquidation”). The Liquidation and the Plan has been approved by the Fund’s Board of Directors subject to apprvoal of the Fund’s shareholders and the submission of the Liquidation of the Fund for shareholder approval. The Board has reviewed the alternatives and circumstances and determined that the Liquidation of the Fund is advisable and in the best interests of the Fund and the shareholders.

Enclosed with this letter are (i) the formal notice of the meeting, (ii) the proxy statement, which gives detailed information about the proposal and why the Board of Directors of the Fund recommends that you vote “FOR” it, and (iii) a proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 614-255-4080.

Your vote is important and we encourage you to vote promptly. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

On behalf of your Board of Directors, I extend our appreciation for your continued support.

Sincerely,

Franklin C. Golden

Chairman of Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Diamond Hill Financial Trends Fund, Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Diamond Hill Financial Trends Fund, Inc., a Maryland corporation, will be held on February 28, 2013 at 1:00 p.m. Eastern Time at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, to consider and vote on the following matter as more fully described in the proxy statement. For the purposes of these proxy materials, Diamond Hill Financial Trends Fund, Inc. will be referred to as the “Company” or the “Fund.”

Below is the proposal for the Fund (the “Proposal”):

To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation.

Shareholders of record of the Fund as of the close of business on December 28, 2012 are entitled to notice of and to vote at the Special Meeting of Shareholders (or any adjournment or postponement of the meeting thereof). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s). This is important to ensure a quorum at the Meeting.

In addition to voting by mail, you may also vote by either telephone or via the Internet, as follows:

To Vote by Telephone:	To Vote by the Internet:

(1) Read the Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Proxy Statement and have the enclosed proxy card at hand.
(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.
(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

The Proxy Statement for our Special Meeting of Shareholders is available on our website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl. Additionally, and in accordance with Securities and Exchange Commission rules, you may access our proxy materials at http://www.proxyvote.com.

We need your proxy vote immediately.

Your vote is important and could be critical in allowing the Fund to hold the Meeting as scheduled, so please vote.

If your completed proxy ballot is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, which may be engaged to assist the Fund in soliciting proxies and reminding you to vote your shares.

By Order of the Board of Directors,

Franklin C. Golden

Chairman of Diamond Hill Financial Trends Fund, Inc.

January __, 2013

Columbus, Ohio

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature

ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER

HOW MANY SHARES YOU OWN.

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

February 28, 2013

This Proxy Statement is being furnished to shareholders of Diamond Hill Financial Trends Fund, Inc. (the “Fund”), in connection with the solicitation by the Fund’s Board of Directors of proxies to be used at a Special Meeting of Shareholders, and at any adjournment or postponement thereof (the “Meeting”), to be held at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, on February 28, 2013, at 1:00 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2013: The Fund will furnish, without charge, a copy of its 2011 annual report or the June 30, 2012 semi-annual report to any shareholder upon request. This Proxy Statement and our annual and semi-annual reports can be accessed on our website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

This Proxy Statement is being first mailed to shareholders on or about January __, 2013. At the Meeting, shareholders will vote on the following proposal (the “Proposal”):

To approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation.

The close of business on December 28, 2012, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On December 28, 2012, we had 3,968,124 shares of Common Stock outstanding. The common stock is our only outstanding class of voting securities.

Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted as specified on the proxy and, unless specified to the contrary, will be voted “FOR” the Proposal.

Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the record holders of at least a majority of the outstanding shares of the Fund entitled to vote at the Meeting. Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

For purposes of this vote, abstentions will be counted as shares present at the Meeting for quorum purposes but will not be (1) considered votes cast at the Meeting or (2) voted for or against any adjournment or proposal. Broker non-votes will not be counted as shares present at the Meeting for quorum purposes and will not be considered votes cast at the Meeting or voted for or against any adjournment or proposal. For purposes of the vote on the Proposal, abstentions and broker non-votes will have the same effect as a vote against the liquidation and dissolution of the Fund pursuant to the Plan. Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters such as the Proposal.

Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled “Voting Information.”

The Fund is a Maryland corporation that is registered with the SEC, under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund’s shares of common stock are referred to as “shares,” and the holders of the shares are “shareholders.” The Fund’s Board of Directors is referred to as the “Board,” and the directors are “Directors.”

Diamond Hill Capital Management, Inc. (“DHCM”), an Ohio corporation, whose principal business address is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, is the Fund’s investment adviser and administrator. DHCM is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. Citi Fund Services Ohio, Inc. (“Citi Fund”), whose principal business address is 3435 Stelzer Road, Columbus, OH 43219, is the Fund’s sub-administrator and custodian. The Fund’s transfer agent and registrar is Computershare, whose principal business address is 111 Founders Plaza, East Hartford, CT 06108.

The shares of the Fund trade on the NASDAQ Stock Market, Inc. (“NASDAQ”) (ticker symbol: DHFT).

The date of this Proxy Statement is January __, 2013.

PROPOSAL TO APPROVE THE LIQUIDATION AND DISSOLUTION OF THE FUND

The purpose of the Proposal is to approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation.

For the reasons stated below, the Board UNANIMOUSLY RECOMMENDS A VOTE FOR THE LIQUIDATION AND DISSOLUTION OF THE FUND

Reasons For The Board’s Recommendation

Background

On November 14, 2012, the Fund held a special meeting of shareholders (the “November Meeting”) to seek a non-binding advisory vote to continue to operate the Fund as a closed-end financial services fund. At the time of the November Meeting, the Board unanimously recommended that the shareholders vote in favor of continuing to operate the Fund as a closed-end financial services Fund. The Board’s recommendation was based on its unanimous belief that, for a number of reasons set forth in the proxy statement for the November Meeting, the Fund was viable as an attractive and competitive investment alternative.

Notwithstanding the Board views and recommendation at the November Meeting, 41.3% of the Fund’s outstanding shares voted on a non-binding advisory basis against continuing to operate the Fund as a closed-end investment company, compared to only 16.9% who affirmatively voted to continue to operate the Fund as a closed end investment company and 41.8% who abstained or did not vote.

Subsequent to the November meeting, the Board and Fund management engaged in several discussions to consider and weigh the results of the non-binding advisory vote and the impact on the future of the Fund. At the time of the November Meeting, the Board indicated that a strong vote against continuing to operate as a closed-end fund would likely result in liquidation as the most appropriate alternative, thereby allowing shareholders to reinvest their proceeds in an alternative investment of their choosing.

Board Considerations and Recommendation

Liquidation of the Fund only requires the vote of a majority of the outstanding shares. As a result, the Board has concluded that the November results did in fact constitute a strong vote for liquidation since it views it as likely that the shareholders favoring liquidation would be able to obtain the additional approximately 9% of the vote needed by them to approve a liquidation. Although the Board still believes the Fund to be a viable, attractive and competitive investment alternative, it concluded that it could not ignore the strong desires of the Fund’s shareholders and that liquidation and dissolution would be advisable. In reaching its conclusion, the Board considered a variety of factors, including:

•	The strong advisory vote against continuing the Fund or a closed-end fund;

•

The strong possibility, based on public filings and personal conversations, that a large shareholder would seek to nominate board members who would favor liquidation, together with the Board’s assessment of the likelihood of success of such nominations;

•	The substantial costs involved in engaging in a protracted proxy battle with one or more dissident shareholders holding a significant amount of Fund shares;

•

The Board’s view that open-ending the Fund is not a viable option because the significant redemption requests that would likely be received would cause the Fund to become too small to be economically viable;

•	The Board’s view that conducting a tender offer would also likely result in large tenders likewise making the Fund too small to be economically viable;

•

The Board’s view that potential mergers with other closed-send funds would not be feasible because of the costs involved, likelihood of success and the fact that shareholders are just as capable of determining what investment alternatives they want to pursue with the proceeds from their shares without engaging in a costly and distracting process;

•	The Board’s view that potential mergers with open end funds would also not be feasible for the same reasons and the large redemptions that would likely result;

•

The fact that, notwithstanding the Board’s views on the viability of the Fund and the inherent nature of closed-end funds, shareholders would benefit from a liquidation by realizing the amount of the discount between market price per share and net asset value;

Based on the foregoing and other relevant factors, at a meeting held on December 6, 2012, the Board determined that, under the circumstances, liquidation and dissolution of the Fund is advisable.

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

Summary of Plan of Liquidation and Dissolution

The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan which is attached hereto as Exhibit A. Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company. The Plan will become effective only upon (a) its adoption and approval by the holders of at least a majority of the outstanding shares of the Fund and (b) the satisfactory resolution in the sole discretion of the Board of any and all possible claims pending against the Fund and/or its Board (the “Effective Date”). Following these two events, the Fund (i) will cease to invest its assets in accordance with its investment objective and will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash or cash equivalents, provided, however, that after shareholder approval of the Plan, the Board may authorize the commencement of the sale of portfolio securities, (ii) will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and (iii) will dissolve in accordance with the Plan and will file Articles of Dissolution with the State of Maryland. The Fund will, nonetheless, continue to meet the source of income, asset diversification and distribution requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), through the last day of its final taxable year ending on liquidation.

Closing of Books and Restriction on Transfer of Shares. The proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their holdings on the Effective Date, or on such later date as may be determined by the Board (the “Determination Date”). On the Determination Date, the books of the Fund will be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the shareholders’ respective interests in the Fund’s assets will not be transferable by the negotiation of share certificates and the Fund’s shares will cease to be traded on the NASDAQ.

Liquidation Distributions. The distribution of the Fund’s assets will be made in up to two cash payments in complete cancellation of all the outstanding shares of common stock of the Fund. The first distribution of the Fund’s assets (the “First Distribution”) is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Fund on the Fund’s books on the First Distribution date, and (b) any liabilities as the Board reasonably deems to exist against the assets of the Fund on the Fund’s books. The amount of the First Distribution currently is uncertain. A second distribution (the “Second Distribution”), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income of the Fund.

Each shareholder not holding stock certificates of the Fund will receive liquidating distributions equal to the shareholder’s proportionate interest in the net assets of the Fund as of the Determination Date. Each shareholder holding stock certificates of the Fund will receive a confirmation showing the number of shares represented by such stock certificates and the total number of outstanding shares of the Fund as of the Determination Date. This confirmation will include an advice that each shareholder will be paid such shareholder’s proportionate interest in the net assets of the Fund in cash upon return of the stock certificate. Shareholders holding stock certificates should consider arranging with the Fund’s transfer agent a return of their certificates in advance of any liquidating distributions in order to facilitate payments to them. The transfer agent is [                    ]. The transfer agent can be reached by telephone at [                    ] or by e-mail at [                ]. All shareholders will receive information concerning the sources of the liquidating distribution.

Expenses of Liquidation and Dissolution. All of the expenses incurred by the Fund in carrying out the Plan will be borne by the Fund.

Continued Operation of the Fund. The Plan provides that the Board has the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without shareholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders, as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland, the 1940 Act, the Charter, the Bylaws of the Fund (the “Bylaws”) and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Fund’s shareholders, such variation or amendment will be submitted to the Fund’s shareholders for approval. In addition, the Board may abandon the liquidation and dissolution of the Fund pursuant to the Plan prior to the time Articles of Dissolution are accepted for record by the State Department of Assessments and Taxation of Maryland if the Board determines that such abandonment would be advisable and in the best interests of the Fund and its shareholders. However, it is the Board’s current intention to liquidate and dissolve the Fund as soon as practicable following the settlement of all possible claims pending against the Fund and/or the Board.

Additional Considerations

In addition to the other information contained in this Proxy Statement, you should consider the following factors in determining whether or not to vote in favor of the liquidation and dissolution of the Fund pursuant to the Plan.

The Fund is not able to Estimate Net Proceeds to be Received by Shareholders. The actual amounts to be distributed to shareholders of the Fund upon liquidation is subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to shareholders will be based, in part, on the value of the Fund’s assets at the time of liquidation and then-current market conditions; the amount of the Fund’s actual costs, expenses and liabilities to be paid in the future; the potential market impact of liquidation of portfolio securities (including the liquidation of potentially large blocks of portfolio securities) under current and developing market conditions; general business and economic conditions; and the time required to liquidate the Fund’s assets, all of which cannot be predicted with any certainty at this time.

The Fund is Not Able to Predict at this Time the Length of Time it Would Take to Complete the Liquidation and Dissolution of the Fund. Notwithstanding the approval of the majority of the outstanding shares of common stock of the Fund, any claims pending against the Fund and/or the Board must be satisfactorily resolved prior to the liquidation of the Fund’s assets. While the Board is not currently aware of any such claim, it is possible that such a claim could arise and that costs would be incurred to resolve it. If any such claim should arise, the Fund will not liquidate until such claim is satisfactorily resolved in the sole discretion of the Board. If shareholders approve the Plan, on the Effective Date, the Fund will be authorized to commence the sale and liquidation of its assets and the Fund will cease investment activity other than managing the sale of securities and the Fund’s cash levels. The Fund is unable to predict when it will complete the sale of its assets or when it will distribute the liquidation proceeds to shareholders. In effecting the liquidation and dissolution of the Fund, the Fund’s Advisor’s expects to invest the cash proceeds from the sale of portfolio securities in cash or cash equivalents, including either a demand deposit account at the Fund’s custodian or in a money market fund. However, the Fund will not be managed during the liquidation period in a manner designed to produce investment returns analogous to that which it attempted to achieve during its investment operations. Further, the market value of the Fund’s portfolio securities may decline during the liquidation period resulting in a reduction in the amounts available for ultimate liquidation distribution, and the length of the liquidation period cannot be predicted at this time as described above.

The Liquidity and Market Price of Fund Common Shares Could Decrease. As the Fund sells its assets and distributes proceeds of the liquidation to shareholders, the Fund’s market capitalization and “float” may diminish. Market interest in the Fund’s shares may also diminish. This could reduce the market demand for and liquidity of shares of the Fund’s common stock, which may adversely affect the market price of the Fund’s shares. The Fund currently intends to maintain its listing on the NASDAQ until such time as the Common Shares are no longer eligible for listing and trading. This would further decrease the market demand for and liquidity and price of the Fund’s shares.

Distribution Amounts

The Fund’s net assets on [                ] were $[            ]. At such date, the Fund had [                ] shares outstanding. Accordingly, on [            ], the NAV per share of the Fund was $[            ]. The NAV per share of the Fund will change before the Plan becomes effective. The amounts to be distributed to shareholders of the Fund upon liquidation will be reduced by the expenses of the Fund in connection with the liquidation and portfolio transaction costs as well as any costs incurred in resolving any claims that may arise against the Fund and/or the Board. The total amount estimated to be spent in connection with the solicitation of shareholders pursuant to this proxy statement, including the costs associated with the preparation, printing and mailing of the Proxy Statement, is approximately $[            ]. The total amount estimated to be spent in connection with the liquidation and dissolution of the Fund, excluding such proxy solicitation expenses, is approximately $[            ]. Such

approximate amount includes estimated portfolio transaction costs (including amounts allocated for dealer markup on securities traded over the counter) of approximately $[            ] (although actual portfolio transaction costs will depend upon the composition of the portfolio and the timing of the sale of portfolio securities); estimated costs of any extension of the Directors’ and Officers’ liability insurance policy; any fees charged by state or federal agencies; transfer agent fees; legal fees and other miscellaneous costs. Actual liquidation expenses and portfolio transaction costs may vary. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for distribution to shareholders.

U.S. Federal Income Tax Consequences

The following is a general discussion of certain material U.S. federal income tax considerations for shareholders who are United States persons and who are holding their stock as capital assets (generally, property held for investment) for U.S. federal income tax purposes with respect to the liquidation and dissolution of the Fund. This discussion is based on the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). The Fund has not sought a ruling from the IRS with respect to this liquidation and dissolution. The statements below are, therefore, not binding upon the IRS, and there can be no assurance that the IRS will concur with this summary or that the tax consequences to any shareholder upon receipt of the liquidation distributions will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address state, local or non-U.S. tax laws. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan. Each shareholder is therefore urged to consult such shareholder’s personal tax advisor with specific reference to such shareholder’s own particular tax situation and recent changes in applicable law.

If its shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds to the shareholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make all required distributions so that it will not be taxed on the Fund’s net gain, if any, realized from the sale of its assets. The Fund may, if eligible, treat all or a portion of the amounts required to be distributed as having been paid out as part of the liquidation distributions.

The Fund expects to treat all or a portion of its investment company taxable income, if any, and its net capital gains, if any, required to be distributed for the taxable years ending at or prior to the dissolution date, as an income dividend or capital gain distribution, as applicable, on account of the Fund’s final taxable year as having been paid out as liquidation distributions made to the Fund’s shareholders in complete liquidation of the Fund. As described in the next paragraph, any such liquidation distributions (in lieu of an income dividend or capital gain distribution) will be treated for U.S. federal income tax purposes as having been received by Fund shareholders as consideration for a sale or exchange of their Fund stock. However, to the extent necessary, the Fund may declare, before the date of dissolution, a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Fund’s shareholders all or a portion of such income for the taxable years ending at or prior to the dissolution date (computed without regard to any deduction for dividends paid), if any, realized in the taxable years ending at or prior to the dissolution date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any income or excise tax for such periods. The tax consequences to shareholders from any such dividends will be the same as is normally the case.

A shareholder who receives liquidating distributions will be treated as having received the distribution in exchange for the shareholder’s stock in the Fund and will recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Fund stock. If a shareholder holds stock as capital assets, the gain or loss will be characterized as a capital gain or loss. If the stock has been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum U.S. federal tax rate of 20%, and any such loss will be treated as long-term capital loss. Depending on a shareholder’s specific situation, a 3.8% Medicare tax may also be applicable to such gain. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss, except that any loss realized with respect to stock in the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the stock.

Liquidating distributions to a shareholder may be subject to backup withholding. Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the Fund, those who, to the Fund’s knowledge, have furnished an incorrect number, and those who underreport their tax liability. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

Impact of the Plan on the Fund’s Status Under the 1940 Act

Following the Effective Date, the Fund will cease doing business as an investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the Securities and Exchange Commission will issue an order approving the deregistration of the Fund if the Fund is no longer doing business as an investment company. Accordingly, the Plan provides for the eventual cessation of the Fund’s activities as an investment company and its deregistration under the 1940 Act, and a vote in favor of the Plan will constitute a vote in favor of such a course of action. Until the Fund’s deregistration as an investment company becomes effective, the Fund, as a registered investment company, will continue to be subject to and will comply with the 1940 Act.

Procedure For Dissolution Under Maryland Law

After the Effective Date, pursuant to the MGCL, Articles of Dissolution stating that the dissolution has been authorized will in due course be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland, and will become effective in accordance with such law. Upon the effective date of such Articles of Dissolution, the Fund will be legally dissolved, but thereafter the Fund will continue to exist for the purpose of paying, satisfying, and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized.

Appraisal Rights

Shareholders will not be entitled to appraisal rights under Maryland law in connection with the Plan.

Quorum and Required Vote

Under the Company’s charter, the affirmative vote of the holders of at least a majority of the outstanding shares of common stock of the Fund entitled to vote thereon is required to approve the liquidation and dissolution of the Fund pursuant to the Plan. For purposes of the vote on the Proposal, abstentions and broker non-votes will have the same effect as a vote against the liquidation and dissolution of the Fund pursuant to the Plan. The holders of a majority of the Fund’s outstanding common stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Meeting, the chairman of the meeting or the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal. Any such adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the Fund’s shares present in person or by proxy at the Meeting and voting on that proposal. The persons named as attorneys in the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, on behalf of the Fund, will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum. Because the only matter at the meeting is non-routine, shares held in street name for which voting instructions have not been received, or “broker non-votes”, will be treated as not present for purposes of a quorum.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on NASDAQ. The Fund understands that, under rules applicable to such broker-dealers, broker-dealers may not, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the proposal to liquidate the Fund if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Therefore, if beneficial owners do not provide proxy instructions or do not return a proxy card that specifies how they wish to vote on the Proposal, such action will have the same effect as a vote against Proposal.

In the event that a majority of the outstanding shares of common stock of the Fund are not voted in favor of the liquidation and dissolution of the Fund pursuant to the Plan, with the result that the liquidation and dissolution of the Fund as set forth in the Plan is not approved, the Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies. In the event the liquidation and dissolution of the Fund pursuant to the Plan is not approved, the Board presently intends to meet to consider what, if any, steps to take in the best interests of the Fund and its shareholders, including the possibility of resubmitting the liquidation and dissolution of the Fund pursuant to the Plan or another plan of liquidation and dissolution to shareholders for future consideration. Also, if the liquidation and dissolution of the Fund pursuant to the Plan is not approved by shareholders, the Board will promptly meet to consider other options to attempt to improve the Fund’s performance, reduce the Fund’s expense ratio and reduce the discount to NAV at which the Fund’s shares trade.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table set forth the number of shares of the Fund’s stock as of December 28, 2012 beneficially owned by the Fund’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Fund by such persons. Beneficial ownership is determined in accordance with rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.

The percentages of beneficial ownership set forth below are based on 3,968,124 shares of Common Stock outstanding as of December 28, 2012.

Unless otherwise indicated, the address of each of the individuals named in the table below is Diamond Hill Financial Trends Fund, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
5% Shareholder
Bulldog Investors, Brooklyn Capital Management, Philip Goldstein, and Andrew Dakos (1)	1,017,504	25.6%
RiverNorth Capital Management, LLC (2)	218,267	5.5%
Wells Fargo Advisors Financial Network, LLC (3)	299,841	7.6%
Independent Directors
Russell J. Page	5,700	*
Fred G. Steingraber	500	*
Donald R. Tomlin	6,200	*
Interested Director
Franklin C. Golden	13,206	*
Executive Officers
James Laird	9,972	*
Gary Young	—	*
All Directors and Executive Officers as a Group	35,578	0.9%

*	Less than 1%.
(1)	Based on the most recently available amendment to Schedule 13D filed with the SEC on December 26, 2012. The address of Bulldog Investors, Brooklyn Capital Management, Philip Goldstein, and Andrew Dakos is Park 80 West Plaza Two, Suite 750, Saddle Brook, NJ 07663.
(2)	Based on the most recently available Schedule 13G filed with the SEC on February 14, 2012. The address of RiverNorth Capital Management, LLC is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654-7030.
(3)	Based on the most recently available Schedule 13G filed with the SEC on January 26, 2012. The address of Wells Fargo Advisors Financial Network, LLC is One North Jefferson Ave, St. Louis, MO 63103.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the Fund’s proxy materials to be distributed in connection with the 2013 Annual Meeting of Shareholders were required to submit their proposals so that were are received at the Fund’s principal executive offices no later than the close of business on November 8, 2012. No such proposals were received. However, if the date of the 2013 annual meeting has been changed by more than 30 days from the date off the 2012 annual meeting, then the deadline is a reasonable time before the Fund begins to print and send its proxy materials. Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

In accordance with the Bylaws, in order to be properly brought before the 2013 Annual Meeting, a shareholder’s notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to, or mailed and received by the Fund’s Secretary, at the Fund’s principal executive offices no less than 90 days, and no more than 120 days before the one year anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that if the mailing of the notice for the 2013 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of the mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered, or mailed and received, not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting, and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund. As a result, any notice given by a shareholder pursuant to these provisions of the Bylaws (and not pursuant to the SEC’s Rule 14a-8) must have been received no earlier than November 8, 2012, and no later than December 10, 2012 unless the date of the mailing of the notice for the 2013 Annual Meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the 2012 Annual Meeting, in which case notice must be received as specified above. No shareholder proposals have been received.

To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in the Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the requirements imposed by the Bylaws and SEC regulations. The Fund will not consider any proposal or nomination that does not meet the Bylaws’ requirements and the SEC’s requirements for submitting a proposal or nomination.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Shareholders of the Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the proxy materials (including this Proxy Statement) to each household address. These documents are available on the Fund’s website, http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl. In addition, the Fund will deliver promptly, upon written or oral request, a separate copy of the proxy materials to any shareholder to which a single copy was delivered at a shared address. If you would like to receive separate documents for each account holder, please call the Fund at 614-255-3333 or write to the Fund at 325 John J. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of prospectuses, shareholder reports or proxy materials and would prefer to receive a single copy of such documents, please call or write the Fund at the phone number or address listed above.

VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on December 28, 2012 (the “Record Date”), are entitled to vote at the Meeting. The presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote as of the Record Date will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the Proposal against such adjournment. As of the Record Date, there were 3,968,124 shares of Common Stock outstanding.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. It is convenient, and it saves the Fund significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by: (1) submitting a properly executed, later-dated proxy; (2) attending the Meeting in person and voting; or (3) submitting a written notice of revocation to the Secretary. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

Solicitation of Proxies

The expenses of preparing, printing and mailing the proxy card and this Proxy Statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Fund. As of the date of this Proxy Statement, the Fund has not yet retained any firm to solicit proxies, but may do so in the future. Certain directors, officers and other employees of the Fund, DHCM or its affiliates, without additional compensation, also may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Fund will request that brokers and nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. The Fund may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

OTHER BUSINESS

The only matters that may be acted upon at a special meeting are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting. If any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund’s most recent annual and semi-annual reports to any shareholder upon request. A shareholder who wishes to request copies of the Fund’s annual or semi-annual report may do so by calling the Fund’s transfer agent, Computershare at 1-877-254-8583.

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

By Order of the Board of Directors,

Franklin C. Golden

Chairman of Diamond Hill Financial Trends Fund, Inc.

January __, 2013

FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

The following Plan of Liquidation and Dissolution (the “Plan”) of Diamond Hill Financial Trends Fund, Inc. (the “Fund”), a corporation organized and existing under the laws of the State of Maryland, which has operated as a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation and dissolution of the Fund in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and in conformity with the provisions of the Fund’s charter (the “Charter”).

WHEREAS, the Fund’s Board of Directors, at a special meeting of the Board of Directors held on [            ], declared that in its judgment it is advisable to liquidate and dissolve the Fund and has unanimously adopted this Plan as the method of liquidating and dissolving the Fund and has directed that the liquidation and dissolution of the Fund pursuant to this Plan be submitted to stockholders of the Fund for approval;

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall be and become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of the holders of at least the majority of the outstanding shares of capital stock of the Fund at a meeting of stockholders called for the purpose of voting upon the Plan and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan by stockholders and resolution of all pending claims is hereinafter called the “Effective Date.”

2. Cessation of Business. After the Effective Date of the Plan, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs and will dissolve in accordance with the Plan.

3. Restriction of Transfer of Shares. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the Effective Date, or on such later date as may be determined by the Board of Directors (the “Determination Date”). On the Determination Date, the books of the Fund shall be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders’ respective interests in the Fund’s assets shall not be transferable by the negotiation of share certificates and the Fund’s shares will cease to be traded on the NASDAQ (the “NASDAQ”).

4. Notice of Liquidation. As soon as practicable after the Effective Date, the Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board of Directors and the stockholders and that the Fund will be liquidating its assets. Specifically, upon approval of the Plan, the Fund shall mail notice to its known creditors at their addresses as shown on the Fund’s records, and to its employees, either at their home addresses as shown on the Fund’s records or at their business addresses, and otherwise consistent with the MGCL.

5. Liquidation of Assets. After the event in clause (a) in Section 1 hereof, the Board of Directors may authorize the commencement of the sale of portfolio securities and the investment of the proceeds of such sale in cash or cash equivalents. As soon as is reasonable and practicable after the Effective Date of the Plan, or as soon thereafter as practicable depending on market conditions and consistent with the terms of the Plan, all portfolio securities of the Fund not already converted to U.S. cash or U.S. cash equivalents shall be converted to U.S. cash or U.S. cash equivalents.

6. Payments of Debts. As soon as practicable after the Effective Date, the Fund shall determine and shall pay, or set aside in U.S. cash or U.S. cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the Second Distribution provided for in Section 7, below.

7. Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund’s assets are expected to be distributed by up to two cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. The first distribution of the Fund’s assets (the “First Distribution”) is expected to consist of cash representing substantially all the assets of the Fund, less an estimated amount necessary to discharge (a) any unpaid liabilities and obligations of the Fund on the Fund’s books on the First Distribution date, and (b) any liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund. A second distribution (the “Second Distribution”), if necessary, is anticipated to be made within 90 days after the First Distribution and will consist of cash from any assets remaining after payment of liabilities and expenses, the proceeds of any sale of assets of the Fund under the Plan not sold prior to the First Distribution and any other miscellaneous income to the Fund.

Each stockholder not holding stock certificates of the Fund will receive liquidating distributions equal to the stockholder’s proportionate interest in the net assets of the Fund as of the Determination Date. Each stockholder holding stock certificates of the Fund will receive a confirmation showing the number of shares represented by such stock certificates and the total number of outstanding shares of the Fund as of the Determination Date. This confirmation will include an advice that each stockholder will be paid such stockholder’s proportionate interest in the net assets of the Fund in cash upon return of the stock certificate. All stockholders will receive information concerning the sources of the liquidating distribution.

8. Expenses of the Liquidation and Dissolution. The Fund shall bear all of the expenses incurred by it in carrying out this Plan including, but not limited to, all printing, mailing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of stockholders whether or not the liquidation contemplated by this Plan is effected.

9. Power of Board of Directors. The Board of Directors and, subject to the direction of the Board of Directors or a duly authorized committee thereof, the Fund’s officers shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the MGCL, the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, NASDAQ rules or any other applicable laws or regulations.

10. Amendment or Abandonment of Plan. The Board of Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of the liquidating distributions) at any time without stockholder approval, if the Board of Directors determines that such action would be advisable and in the best interests of the Fund and its stockholders, as may be necessary or appropriate to effect the marshaling of Fund assets and the dissolution, complete liquidation and termination of existence of the Fund, and the distribution of its net assets to stockholders in accordance with the laws of the State of Maryland, the 1940 Act, the Charter, the Bylaws of the Fund and the purposes to be accomplished by the Plan. If any variation or amendment appears necessary and, in the judgment of the Board of Directors, will materially and adversely affect the interests of the Fund’s stockholders, such variation or amendment will be submitted to the Fund’s stockholders for approval. In addition, the Board of Directors may abandon this Plan prior to the filing of the Articles of Dissolution if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

11. De-Registration Under the 1940 Act. As soon as practicable after the liquidation and distribution of the Fund’s assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission and take such other actions as may be necessary in order to de-register the Fund under the 1940 Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the SEC.

12. Dissolution under Maryland Law. As soon as practicable after the Effective Date, but in any event no earlier than 20 days after the mailing of notice to the Fund’s known creditors and remaining employees, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Charter, including filing Articles of Dissolution with and for acceptance by the State Department of Assessments and Taxation of Maryland.

13. Appraisal Rights. Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to the Plan.

2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

As a shareholder of Diamond Hill Financial Trends Fund, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11 :59 pm., Eastern Time on February 27, 2013.

Diamond Hill Financial Trends Fund, Inc.	INTERNET http://www.proxyvoting.com/dhft Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

 WO#

18298

‚  FOLD AND DETACH HERE  ‚

PROXY

	Please mark your votes as indicated In this example	☒
THIS PROXY WlLL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WlLL BE VOTED “FOR” THE PROPOSAL.

	FOR	AGAINST	ABSTAIN
Proposal to approve the liquidation and dissolution of the Fund pursuant to the plan of Liquidation.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Please sign exactly as your name or names appear heron. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by their president or another authorized person.

Signature	Signature	Date	, 2013

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirecte® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

FOLD AND DETACH HERE

PROXY

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 JOHN H. MCCONNELL BLVD., SUITE 20

COLUMBUS, OHIO 43215

This Proxy is solicited on behalf of the Board of Directors for the Special Meeting of Shareholders, February 28, 2013

The undersigned hereby appoints James F. Laird and Gary R. Young and each of them, as proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Diamond Hill Financial Trends Fund, Inc. (the “Company”) to be held on February 28, 2013, or any adjournment thereof, and to vote all shares of the Company (the “Shares”) which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth on the reverse side.

The Board of Directors recommends a vote FOR the proposal. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. If any other matters are properly brought before the Special Meeting or any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such other matters as the directors may recommend.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders dated [                ], the Proxy Statement furnished therewith. Any proxy heretofore given to vote the Shares which the undersigned is entitled to vote at the Special Meeting of Shareholders is hereby revoked.

Address Change/Comments (Mark the corresponding box on the reverse side)	Please mark, sign, date and return the Proxy card promptly in the enclosed envelope, unless voting electronically.
SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(See Reverse side)	WO# 18298